SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): FEBRUARY 3, 1999



                          J.B. WILLIAMS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                  33-83734                 06-1387159
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)              File No.)          Identification Number)


                               65 HARRISTOWN ROAD
                           GLEN ROCK, NEW JERSEY 07452
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (201) 251-8100


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 8 CHANGE IN FISCAL YEAR

On February 3, 1999, the Company changed its annual fiscal period to a fifty-two week period consisting of four thirteen week interim periods, with the fiscal year ending January 1, 2000. The change is not expected to materially impact reported results of operations for the first interim period of fiscal 1999, and will be reflected in the Company's report on Form 10-Q for the period ended April 3, 1999.






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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   J.B. WILLIAMS HOLDINGS, INC.



Date: May 14, 1999                 By:/S/ KEVIN C. HARTNETT
                                      --------------------------------
                                      Kevin C. Hartnett
                                      Vice President and Chief Financial Officer




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